SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 26, 2001
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                              Lawson Products, Inc.
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               (Exact name of registrant as specified in charter)


           Delaware                    0-10546                   36-2229304
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 (State of other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


1666 East Touhy Avenue, Des Plaines, Illinois                        60018
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (847) 827-9666
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 26, 2001, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

 Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

                  Exhibit No.        Description of Document

                  99.1 Press release dated January 26, 2001, issued by the Registrant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Lawson Products, Inc.

Date:  January 31, 2001                     By: /s/ Robert J. Washlow
                                               ---------------------------------
                                                  Robert J. Washlow
                                                  Chairman of the Board
                                                  Chief Executive Officer